UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1200 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth under Item 2.03 below is incorporated by reference into this Item 1.01. The Credit Agreement (as defined below) is filed with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On April 1, 2022, Ashford Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with Ashford Hospitality Holdings LLC, a subsidiary of the Company (the “Borrower”), Ashford Hospitality Advisors LLC, a subsidiary of the Company (“Ashford LLC”), Ashford Hospitality Services LLC, a subsidiary of the Company (“AHS”), Mustang Lodging Funding LLC, as administrative agent, and the lenders from time to time party thereto.

The Credit Agreement evidences a senior secured term loan facility (the “Credit Facility”) in the amount of $100 million, including a $50 million term loan funded on the closing date of the Credit Facility (the “Closing Date”) and commitments to fund up to an additional $50 million of term loans in up to five separate borrowings within 24 months after the Closing Date, subject to certain conditions. The Credit Facility is a five-year interest-only facility with all outstanding principal due at maturity, with three successive one-year extension options subject to an increase in the interest rate during each extension period. The proceeds of the Credit Agreement may be used for refinancing existing indebtedness, working capital, capital expenditures and other general corporate purposes, including, without limitation, property acquisitions; provided, however, not less than 50% of the proceeds of each term loan after the Closing Date shall be used for purposes of acquisitions, other investments and growth capital expenditures.

The Credit Agreement is guaranteed by the Company, the Borrower, and certain subsidiaries of the Company, and secured by: (i) all of the assets of Borrower and each guarantor; (ii) an assignment of proceeds under certain advisory agreements and management agreements with Ashford Hospitality Trust, Inc. and Braemar Hotels & Resorts Inc. and certain of their respective subsidiaries; and (iii) a pledge of the equity interests in the Borrower and each guarantor. However, (a) the guarantees and collateral provided by Ashford LLC and its subsidiaries (the “Advisory Companies”) are limited to the extent of proceeds of the term loans that are funded by the Borrower to the Advisory Companies under an intercompany credit agreement between the Borrower and Ashford LLC, and (b) the guarantees and collateral provided by AHS and its subsidiaries (the “Services Companies”) are limited to the extent of proceeds of the term loans that are funded by the Borrower to the Services Companies under an intercompany credit agreement between the Borrower and AHS.

Borrowings under the Credit Agreement will bear interest, at the Borrower’s option, at either the Eurodollar Rate (defined as LIBOR or a comparable or successor rate, with a floor of 0.25%) plus an applicable margin, or the base rate (defined as the highest of the federal funds rate plus 0.50%, the prime rate or the Eurodollar Rate plus 1.00%, with a floor of 1.25%) plus an applicable margin. The applicable margin for borrowings under the Credit Agreement for Eurodollar loans will be 7.35% per annum and the applicable margin for base rate loans will be 6.35% per annum, with increases to both applicable margins of 0.50%, 0.75% and 1.00% per annum during each of the three extension periods, respectively. A default rate will apply on all obligations in the event of default under the Credit Facility at 3.50% per annum above the otherwise applicable rate.

The Credit Facility contains customary terms, covenants, negative covenants, events of default, limitations and other conditions for credit facilities of this type. Subject to certain exceptions, the Company and the Borrower are subject to restrictions on incurring additional indebtedness and liens, investments, mergers and fundamental changes, sales or other dispositions of property, dividends and stock redemptions, changes in the nature of the Borrower’s business, transactions with affiliates, burdensome agreements and capital expenditures.

The Credit Facility does not require the maintenance of financial covenants, but if the ratio (the “Leverage Ratio”) of consolidated funded indebtedness that is recourse to the Borrower or any guarantor (less unrestricted cash) to consolidated EBITDA of the Company and its subsidiaries is greater than 4.00 to 1.00 as of the end of any fiscal quarter during the term of the loan, including any extension period, then the Borrower is required to apply 100% of the excess cash flow generated during such fiscal quarter to prepay the term loans. During any extension period, the Borrower is also required to apply 100% of the excess cash flow generated during such period to prepay the term loans. The Company may not pay dividends on the Company’s shares of common stock or preferred stock if the Leverage Ratio is greater than 3.00 to 1.00 after giving effect to the payment of such dividends.

The Credit Agreement includes customary events of default, and the occurrence of an event of default will permit the lenders to terminate commitments to lend under the Credit Agreement and accelerate payment of all amounts outstanding thereunder.

The foregoing summary is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 4, 2022, Ashford Hospitality Trust, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)            Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated as of April 1, 2022, by and among Ashford Inc., Ashford Hospitality Holdings LLC, Ashford Hospitality Advisors LLC, Ashford Hospitality Services LLC, and Mustang Lodging Funding LLC, as administrative agent

99.1	Press Release, dated April 4, 2022.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary

Date: April 4, 2022

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